FIRST INVESTORS SERIES FUND
                  Supplement to Prospectus dated May 1, 1995,
                     As amended June 30 and August 14, 1995


     On October 30, 1995, Clark D. Wagner, Chief Investment Officer of FIMCO, became primarily responsible for the day-to-day management of the U.S. Government and mortgage-backed securities portion of Total Return Series. Mr. Wagner joined FIMCO in 1991 as Portfolio Manager for all of First Investors municipal bond funds. As of October 30, 1995, Mr. Wagner also assumed the primary responsibility for the day-to-day management of First Investors Government Fund, Inc. and the Government Series and Target Maturity 2007 Series of First Investors Life Series Fund. Prior to joining FIMCO, Mr. Wagner was a Vice President at General Electric Investment Corporation from 1988-1991, where he managed a tax exempt portfolio.


                                                 November 1, 1995

FIC1000